Chase Vista Equity Funds

                             Small Cap Equity Fund
                        Supplement Dated August 19, 1999
                          Institutional Class Shares --
                          Prospectus Dated June 1, 1999


In the "The Fund's main investment strategy" section on page 1 of the Prospectus, in the first paragraph, the market capitalization will change to $1.5 billion or less at the time of purchase (small cap companies).

The following paragraphs replace "The Portfolio Managers" section on page 8 of the Prospectus:

Henry Lartigue, Chief Investment Officer at Chase, is responsible for asset allocation and investment strategy for Chase's U.S. domestic equity portfolios. Mr. Lartigue began his career as a securities analyst at Chase in 1984. Mr. Lartigue then worked as an independent registered investment advisor, from July 1992 to June 1994, when he returned to Chase. He is also Portfolio Manager of Chase Equity Growth Fund (since 1994) and Co-Manager of Chase Balanced Fund (since 1994) and Chase Core Equity Fund (since 1996).

SMALL CAP EQUITY FUND

Mr. Lartigue and Juliet Ellis, Senior Portfolio Manager at Chase, are responsible for management of the Fund's portfolio. Ms. Ellis has worked for Chase since 1987 as an analyst and portfolio manager. Before joining Chase she worked for Merrill Lynch, Pierce, Fenner & Smith as a financial consultant. Both have been managing the Fund since August 1999. Ms. Ellis is also Portfolio Manager of Chase Small Capitalization Fund (since 1993).





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